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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                February 4, 1998
               -------------------------------------------------
               (Date of Report, Date of Earliest Event Reported)

                                 Sepracor Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-19410                                           22-2536587
------------------------                              ------------------
(Commission File Number)                               (I.R.S Employer
                                                      Identification No.)


111 Locke Drive, Marlborough, Massachusetts                01757
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (508) 481-6700
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              (Registrant's Telephone Number, Including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On February 6, 1998, Sepracor Inc. (the "Company") announced that it has been informed of the exercise of the full over-allotment option associated with its $165 million offering of Convertible Subordinated Debentures due 2005. Gross proceeds of the over-allotment option are $24.475 million. A copy of the press release relating to this announcement is attached as EXHIBIT 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 11, 1998                    SEPRACOR INC.



                                           By: /s/ Robert F. Scumaci
                                              ----------------------------------
                                              Robert F. Scumaci
                                              Senior Vice President,
                                              Finance and Administration
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                                 EXHIBIT INDEX

 99.1         Press Release dated February 6, 1998.